Exhibit 99.2

CENTURY CASINOS Financial Results Q3 2019 Century Casinos 1

Forward-Looking Statements, Business Environment and Risk Factors This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made.  Forward-looking statements in this presentation include statements regarding future results of operations, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, including the acquisition of Isle Casino Cape Girardeau (“Cape Girardeau”), Lady Luck Caruthersville (“Caruthersville”) and Mountaineer Casino, Racetrack and Resort (“Mountaineer”), plans to refinance our credit facility with a new credit facility, the Bermuda project, debt repayment, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Century Casinos 2

Notes on Presentation In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars, the term “PLN” refers to Polish zloty and the term “GBP” refers to the British pound. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. The names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides. See Appendix A for a list of the subsidiaries and their abbreviations. Century Casinos 3

Q3 2019 Net Operating Revenue by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Poland 39% United States 17% Canada 42% CCB, Ships & Other 2% CPL 39% CCB 1% Ships & Other 1% CRA 10% CSA 4% CAL 4% CDR 11% CBS 1% CMR 12% CTL 10% CRC 7% Century Casinos 4

Q3 2019 Earnings (Loss) from Operations by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment United States 28% Poland 24% CCB, Ships & Other -6% Canada 54% CCB -9% Ships & Other 3% CRA 25% CSA 10% CAL -1% CDR 26% CBS 1% CMR -7% CTL 12% CRC 16% CPL 24% Century Casinos 5

Q3 2019 Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment CCB, Ships & Other -16% Canada 50% United States 42% Poland 24% CCB -20% Ships & Other 4% CRA 43% CSA 15% CAL -10% CDR 23% CBS 2% CMR -23% CTL 18% CRC 24% CPL 24% Century Casinos 6

Q3 2019 Adjusted EBITDA* by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment CCB, Ships & Other -3% Canada 52% United States 25% Poland 26% CPL 26% CCB -5% Ships & Other 2% CRA 19% CSA 8% CAL 1% CDR 22% CMR 1% CBS 1% CTL 12% CRC 13% *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. 7

Net Operating Revenue per Quarter (in USD) 0 10 20 30 40 50 60 Q1 30.4 33.2 36.4 40.6 45.6 Q2 37.9 35.2 37.3 39.6 52.4 Q3 33.5 34.5 41.0 43.6 52.9 Q4 31.9 36.3 39.3 45.1 2015 2016 2017 2018 2019 Century Casinos 8

Balance Sheet (Selected Information in USD) In millions except BVPS September 30, 2019 December 31, 2018 Change Total Assets 339.9 278.8 22% Total Debt 71.1 59.5 19% Book Value per Share* 6.09 6.00 1% Net Debt** 27.4 14.4 *Book Value per Share is defined as total Century Casinos, Inc. shareholders’ equity divided by outstanding common shares.**Net Debt is calculated as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is a non-GAAP financial measure. See Appendix A. Debt as of September 30, 2019 included $52.4 million related to our Bank of Montreal credit agreement, $2.4 million related to CPL, $2.0 million related to CCB and $14.7 million related to CDR’s long-term land lease. Capital leases were removed from Total Debt for September 30, 2019 due to our adoption of Accounting Standards Update 2016-02 Leases, (Topic 842), as of January 1, 2019. Century Casinos 9

Income Statement (Selected Information in USD) In millions (except EPS) Q3 2019 Q3 2018 Change Net Operating Revenue 52.9 43.6 22% Earnings from Operations 3.5 3.2 8% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.5 1.6 (71%) Adjusted EBITDA* 7.1 6.4 12% Basic Earnings per Share 0.02 0.06 (67%) Diluted Earnings per Share 0.02 0.05 (60%) Net earnings attributable to Century Casinos, Inc. shareholders for the three months ended September 30, 2019 was impacted by $0.4 million in costs related to the Acquisition as defined below under “Additional Projects Under Development” and $0.6 million in increased income tax expense. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 10

Constant Currency Results (in USD) In millions Q3 2019 Q3 2018 Change Net Operating Revenue as reported (GAAP) 52.9 43.6 22% Foreign currency impact v. 2018 1.3 Net Operating Revenue constant currency (non-GAAP)* 54.2 43.6 24% Earnings from Operations as reported (GAAP) 3.5 3.2 8% Foreign currency impact vs. 2018 0.1 Earnings from Operations constant currency (non-GAAP)* 3.6 3.2 10% *Net Operating Revenue and Earnings from Operations on a constant currency basis are non-GAAP financial measures. See Appendix A. Century Casinos 11

Constant Currency Results (in USD) In millions Q3 2019 Q3 2018 Change Net Earnings Attributable to Century Casinos, Inc. Shareholders as reported (GAAP) 0.5 1.6 (71%) Foreign currency impact vs 2018 – Net Earnings Attributable to Century Casinos, Inc. Shareholders constant currency (non-GAAP)* *Net Earnings Attributable to Century Casinos, Inc. Shareholders on a constant currency basis is a non-GAAP financial measure. Gains and losses on foreign currency transactions are added back to net earnings in the Company’s Adjusted EBITDA calculation. As such, there is no foreign currency impact to Adjusted EBITDA when calculating Constant Currency results. See Appendix A. Century Casinos 12

Debt and Net Debt to Adjusted EBITDA* (in USD) As of September 30, 2019 and for the years ended December 31, 2011-2018 -3x -2x -1x 0x 1x 2x 3x 4x 2011 2012 2013 2014 2015 2016 2017 2018 2019 -1.5x 0.8x 0.3x -2.0x 2.7x 0.5x 3.0x 1.1x 1.6x 0.3x 2.2x 0.7x 2.2x -0.7x 2.5x 0.6x 2.7x 1.0x Debt to Adjusted EBITDA Net Debt to Adjusted EBITDA *Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA by the principal amount of outstanding debt. Net Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA by Net Debt. Adjusted EBITDA and Net Debt are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Net Debt. Century Casinos 13

Q3 2019 Highlights – CANADA (Selected Information in CAD) In millions Q3 2019 Q3 2018 Change Net Operating Revenue 29.1 20.5 42% Operating Costs and Expenses 24.5 15.8 55% Earnings from Operations 4.7 4.7 2% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.7 2.8 (39%) Adjusted EBITDA* 6.4 6.3 2% Adjusted EBITDA Margin* 22% 31% Highlights from casino properties within the Company’s Canada segment are presented below. In addition, the Company operates the Southern Alberta pari-mutuel off-track betting network through Century Bets! Inc. Earnings from operations at Century Bets! Inc. remained constant in Q3 2019 compared to Q3 2018. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 14

Q3 2019 Highlights – CANADA (Selected Information in CAD) CENTURY CASINO & HOTEL – EDMONTON In millions Q3 2019 Q3 2018 Change Net Operating Revenue 6.8 6.7 1% Operating Costs and Expenses 4.7 4.6 1% Earnings from Operations 2.2 2.1 2% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.4 1.3 10% Adjusted EBITDA* 2.4 2.4 1% Adjusted EBITDA Margin* 36% 36%  As of September 30, 2019, the facility had 800 slot machines, 35 table games and 30 video lottery terminals (“VLTs”). *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 15

Q3 2019 Highlights – CANADA (Selected Information in CAD) CENTURY CASINO ST. ALBERT In millions Q3 2019 Q3 2018 Change Net Operating Revenue 3.0 2.9 3% Operating Costs and Expenses 2.1 2.2 (1%) Earnings from Operations 0.9 0.8 12% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.7 0.4 74% Adjusted EBITDA* 1.0 0.9 12% Adjusted EBITDA Margin* 32% 30%  As of September 30, 2019, the facility had 407 slot machines, 11 table games and 24 VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 16

Q3 2019 Highlights – CANADA (Selected Information in CAD) CENTURY MILE RACETRACK AND CASINO In millions Q3 2019 Q3 2018 Change Net Operating Revenue 8.1 – 100% Operating Costs and Expenses 8.7 0.6 1379% Loss from Operations (0.6) (0.6) (4%) Net Loss Attributable to Century Casinos, Inc. Shareholders (1.0) – (8325%) Adjusted EBITDA* 0.1 – 100% Adjusted EBITDA Margin* 2% N/A Century Mile began operating the Northern Alberta off-track betting network on January 1, 2019. The casino opened on April 1, 2019. The first horse race was held on April 28, 2019. As of September 30, 2019, the facility had 590 slot machines and electronic gaming units and 14 VLTs. Century Mile began operating the Northern Alberta off-track betting network on January 1, 2019. The casino opened on April 1, 2019. The first horse race was held on April 28, 2019. As of September 30, 2019, the facility had 590 slot machines and electronic gaming units and 14 VLTs. Century Casinos 17

Q3 2019 Highlights – CANADA (Selected Information in CAD) CENTURY CASINO CALGARY in millions Q3 2019 Q3 2018 Change Net Operating Revenue 2.5 2.4 3% Operating Costs and Expenses 2.5 2.6 (3%) Loss from Operations (0.1) (0.2) 69% Net Loss Attributable to Century Casinos, Inc. Shareholders (0.5) (0.1) (284%0 Adjusted EBITDA* 0.1 – 6850% Adjusted EBITDA Margin* 5% 0%  As of September 30, 2019, the facility had 504 slot machines, 16 table games and 20 VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 18

Q3 2019 Highlights – CANADA (Selected Information in CAD) CENTURY DOWNS RACETRACK AND CASINO In millions Q3 2019 Q3 2018 Change Net Operating Revenue 8.0 7.6 6% Operating Costs and Expenses 5.8 5.0 15% Earnings from Operations 2.2 2.6 (13%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.0 1.2 (15%) Adjusted EBITDA* 2.7 3.0 (10%) Adjusted EBITDA Margin* 33% 39%  As of September 30, 2019, the facility had 588 slot machines and 10 VLTs. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 19

Q3 2019 Highlights – UNITED STATES (Selected Information in USD) In millions Q3 2019 Q3 2018 Change Net Operating Revenue 9.2 9.4 (2%) Operating Costs and Expenses 7.4 7.2 2% Earnings from Operations 1.8 2.1 (15%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.3 1.6 (15%) Adjusted EBITDA* 2.3 2.7 (14%) Adjusted EBITDA Margin* 25% 28% Highlights from casino properties within the Company’s United States segment are presented below. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 20

Q3 2019 Highlights – UNITED STATES (Selected Information in USD) CENTURY CASINO & HOTEL – CENTURY CITY In millions Q3 2019 Q3 2018 Change Net Operating Revenue 5.4 5.2 3% Operating Costs and Expenses 4.6 4.4 3% Earnings from Operations 0.8 0.8 1% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.6 0.6 1% Adjusted EBITDA* 1.1 1.1 (2%) Adjusted EBITDA Margin* 20% 21%  As of September 30, 2019, the facility had 465 slot machines and 7 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 21

Q3 2019 Highlights – UNITED STATES (Selected Information in USD) CENTURY CASINO & HOTEL – CRIPPLE CREEK In millions Q3 2019 Q3 2018 Change Net Operating Revenue 3.8 4.1 (7%) Operating Costs and Expenses 2.8 2.8 0% Earnings from Operations 1.0 1.3 (24%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.8 1.0 (24%) Adjusted EBITDA* 1.2 1.6 (22%) Adjusted EBITDA Margin* 32% 38%  As of September 30, 2019, the facility had 443 slot machines and 6 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 22

Q3 2019 Highlights – POLAND (Selected Information in PLN) In millions Q3 2019 Q3 2018 Change Net Operating Revenue 79.0 61.9 28% Operating Costs and Expenses 72.9 61.9 18% Earnings from Operations 6.1 0.1 11035% Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders 2.9 (0.4) 825% Adjusted EBITDA* 9.6 3.3 187% Adjusted EBITDA Margin* 12% 5%  As of September 30, 2019, Casinos Poland had 501 slot machines and 118 table games at eight locations. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 23

Q3 2019 Highlights – CORPORATE AND OTHER (Selected Information in USD) In millions Q3 2019 Q3 2018 Change Net Operating Revenue 1.3 1.8 (26%) Operating Costs and Expenses 4.8 4.3 11% Loss from Operations (3.5) (2.5) (37%) Net Loss Attributable to Century Casinos, Inc. Shareholders (3.3) (1.5) (114%) Adjusted EBITDA* (2.5) (2.0) (24%) Adjusted EBITDA Margin* N/A N/A The Corporate and Other segment includes Cruise Ships and Other, Century Casino Bath and Corporate Other operating segments. Highlights from Cruise Ships and Other and Century Casino Bath within the Company’s Corporate and Other segment are presented below. Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock-based compensation and other expenses not directly related to any of our individual properties. Corporate Other loss from operations increased by $1.0 million, or 52%, in Q3 2019 compared to Q3 2018 due in part to increased expenses of $0.4 million related to the Acquisition as defined below under “Additional Projects Under Development”. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 24

Q3 2019 Highlights – CORPORATE AND OTHER (Selected Information in USD) CRUISE SHIPS AND OTHER In millions Q3 2019 Q3 2018 Change Net Operating Revenue 0.6 0.7 (16%) Operating Costs and Expenses 0.4 0.6 (34%) Earnings from Operations 0.2 0.1 128% Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.1 0.1 50% Adjusted EBITDA* 0.2 0.1 49% Adjusted EBITDA Margin* 36% 20% As of September 30, 2019, Cruise Ships and Other had 88 slot machines and 5 table games onboard five cruise ships. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 25

Q3 2019 Highlights – CORPORATE AND OTHER (Selected Information in GBP) CENTURY CASINO BATH In millions Q3 2019 Q3 2018 Change Net Operating Revenue 0.6 0.8 (29%) Operating Costs and Expenses 1.1 1.3 (17%) Loss from Operations (0.5) (0.5) (5%) Net Loss Attributable to Century Casinos, Inc. Shareholders (0.8) (0.6) (31%) Adjusted EBITDA* (0.4) (0.3) (29%) Adjusted EBITDA Margin* -67% -37% Century Casino Bath opened in May 2018. As of September 30, 2019, Century Casino Bath had 63 slot machines and 17 table games. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 26

Q3 2019 Highlights – ADDITIONAL PROJECTS UNDER DEVELOPMENT United States On June 17, 2019, the Company entered into a definitive agreement to acquire the operations of Cape Girardeau, Caruthersville and Mountaineer from Eldorado Resorts, Inc. for approximately $107.0 million (the “Acquisition”), which it expects to finance through a new credit facility that will replace its existing credit facility. Simultaneous with the closing of the transaction, VICI Properties Inc. (“VICI”) will acquire the real estate assets of the three properties for approximately $278.0 million and the Company will enter into a triple net lease agreement with VICI for the three casino properties. The lease will have an initial annual rent of approximately $25.0 million and an initial term of 15 years, with four five-year renewal options. The transaction, which is expected to close by year end, is subject to approval of the Missouri Gaming Commission as well as other customary closing conditions. On a pro-forma basis giving effect to the Acquisition as if it had occurred on October 1, 2018, the Company’s last twelve months (“LTM”) net operating revenue and Adjusted EBITDA with the acquired properties were $415.3 million and $58.1 million, respectively. See a reconciliation of the LTM results in Appendix A below*. *Pro forma net operating revenue and pro forma Adjusted EBITDA are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Appendix A below. The unaudited pro forma financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the Acquisition occurred at the beginning of the period presented, nor the impact of possible business model changes. The unaudited pro forma financial information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the realization of potential cost savings, revenue synergies, changes in market conditions and asset dispositions, among other factors, and, accordingly, does not attempt to predict or suggest future results. The Company expects to incur costs associated with the Acquisition and the integration of the businesses and operations of the Company and those of Isle Casino Cape Girardeau, Lady Luck Caruthersville and Mountaineer Casino, Racetrack and Resort. However, the unaudited pro forma financial information does not include these estimated merger and integration costs. Century Casinos 27

Q3 2019 Highlights – ADDITIONAL PROJECTS UNDER DEVELOPMENT Bermuda In August 2017, the Company announced that, together with Hamilton Properties Limited, it had submitted a casino license application to the Bermudan government for a casino at the Hamilton Princess Hotel & Beach Club in Hamilton, Bermuda. The Company’s subsidiary, CRM, entered into a long-term management agreement with Hamilton Properties Limited pursuant to which the Company will assist with the license application and manage the operations of the casino for which it will receive a management fee, should the license be awarded. In September 2017, the Bermuda Casino Gaming Commission granted a provisional casino gaming license, which is subject to certain conditions and approvals including the adoption of certain rules and regulations by the Bermudan government. Century Casinos 28

Appendix A – ABBREVIATIONS OF CENTURY CASINOS, INC. SUBSIDIARIES AND CERTAIN OPERATING SEGMENTS Subsidiary Abbreviation Century Casino & Hotel – Edmonton CRA Century Casino St. Albert CSA Century Casino Calgary CAL Century Downs Racetrack and Casino CDR Century Bets! CBS Century Mile Racetrack and Casino CMR Century Casino & Hotel – Central City CTL Century Casino & Hotel – Cripple Creek CRC Casinos Poland CPL Century Casino Bath CCB Century Resorts Management GmbH CRM Operating Segment Abbreviation Cruise Ships & Other Ships & Other Corporate Other N/A Century Casinos 29

Appendix A – NON-GAAP FINANCIAL MEASURES The Company supplements its consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Constant currency results Net Debt Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. Century Casinos 30

Appendix A – NON-GAAP FINANCIAL MEASURES The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time items, such as acquisition and disposition costs and gain or loss. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA reported for each segment. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below.  The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. Century Casinos 31

Appendix A – NON-GAAP FINANCIAL MEASURES The impact of foreign exchange rates is highly variable and difficult to predict. The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period financial information compared to prior period financial information using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue, earnings from operations and net earnings (loss) attributable to Century Casinos, Inc. shareholders. Constant currency results are calculated by dividing the current year to date local currency segment results excluding the local currency impact of foreign currency gains and losses, by the prior year’s average exchange rate for the year to date and comparing them to actual U.S. dollar results for the prior year to date. The average exchange rates for the current quarter and prior year third quarter are reported in Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. Constant currency information is not a measure of financial performance under GAAP and should not be considered a substitute for net operating revenue, earnings from operations or net earnings (loss) attributable to Century Casinos, Inc. shareholders as determined in accordance with GAAP. The Company defines Net Debt as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. Century Casinos 32

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CANADA For the three months ended September 30, 2019 in CAD CRA CSA CAL CDR CBS CMR Total Canada Net Operating Revenue $6,810 $2,999 $2,475 $8,010 $744 $8,101 $29,139 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,416 651 (453) 1,013 52 (987) 1,692 Interest expense (income), net 253 313 4 710 – 498 1,778 Income taxes (benefit) 52 (108) 377 284 15 (134) 486 Depreciation and amortization 271 108 199 419 – 756 1,753 Non-controlling interests - - - 239 - - 239 Loss (gain) on foreign currency transactions, cost recovery income and other 432 8 7 (4) 3 11 457 Loss on disposition of fixed assets - - 1 - - - 1 Adjusted EBITDA $2,424 $972 $135 $2,661 $70 $144 $6,406 Adjusted EBITDA margin 36% 32% 5% 33% 9% 2% 22% Century Casinos 33

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CANADA continued For the three months ended September 30, 2018 in CAD CRA CSA CAL CDR CBS CMR Total Canada Net Operating Revenue $6,734 $2,923 $2,410 $7,574 $850 - $20,491 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,289 374 (118) 1,187 46 12 2,790 Interest expense (income), net 214 256 4 640 – 1 1,115 Income taxes (benefit) 581 146 (77) 473 22 4 1,149 Depreciation and amortization 294 94 207 395 – 6 996 Non-controlling interests - - - 271 15 – 286 Loss (gain) on foreign currency transactions, cost recovery income and other 24 (5) (19) (3) (4) (606) (613) Loss on disposition of fixed assets – 2 1 - - - 3 Preopening expenses - - - - - 583 583 Adjusted EBITDA $2,402 $867 $(2) $2,963 $79 - $6,309 Adjusted EBITDA margin 36% 30% 0% 39% 9% N/A 31% Century Casino 34

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – UNITED STATES For the three months ended September 30, 2019 in USD Central City Cripple Creek Total United States Net Operating Revenue $5,370 $3,829 $9,199 Net earnings attributable to Century Casinos, Inc. shareholders 592 756 1,348 Income taxes (benefit) 204 261 465 Depreciation and amortization 288 200 488 Adjusted EBITDA $1,084 $1,217 $2,301 Adjusted EBITDA Margin 20% 32% 25% For the three months ended September 30, 2018 in USD Central City Cripple Creek Total United States Net Operating Revenue $5,228 $4,132 $9,360 Net earnings attributable to Century Casinos, Inc. shareholders 587 991 1,578 Income taxes (benefit) 202 341 543 Depreciation and amortization 321 224 545 Adjusted EBITDA $1,110 $1,556 $2,666 Adjusted EBITDA Margin 21% 38%, 28% Century Casinos 35

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – POLAND For the three months ended September 30, in PLN 2019 2018 Net Operating Revenue PLN 78,995 PLN 61,917 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 2,872 (396) Interest expense (income), net 199 162 Income taxes (benefit) 2,001 751 Depreciation and amortization 3,094 2,652 Non-controlling interests 1,433 (197) Gain on foreign currency transactions and other (381) (265) Loss on disposition of fixed assets 340 624 Adjusted EBITDA PLN 9,558 PLN 3,331 Adjusted EBITDA Margin 12% 5% Century Casinos 36

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CORPORATE AND OTHER For the three months ended September 30, 2019 in USD Cruise Ships and Other Century Casino Bath Corporate Other Total Corporate and Other Net Operating Revenue $598 $715 $- $1,313 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 123 (627) (2,760) (3,264) Interest expense (income), net – 13 6 19 Income taxes (benefit) 59 19 (295) (217) Depreciation and amortization 36 111 70 217 Non-cash stock-based compensation - - 358 358 Loss on foreign currency transactions and other – 2 9 11 Loss on disposition of fixed assets - - 44 44 Acquisition costs - - 297 297 Adjusted EBITDA $218 $(482) $(2,271) $(2,535) Adjusted EBITDA Margin 36% -67% N/A N/A For the three months ended September 30, 2018 in USD Cruise Ships and Other Century Casino Bath Corporate Other Total Corporate and Other Net Operating Revenue $714 $1,060 - $1,774 Net earnings (loss) attributable to Century Casinos, Inc. shareholders 82 (710) (897) (1,525) Interest expense (income), net – 3 (69) (66) Income (benefit) taxes (2) 105 (939) (836) Depreciation and amortization 66 204 29 299 Non-controlling interests - - (23) (23) Non-cash stock-based compensation - - 266 266 Loss (gain) on foreign currency transactions and other – 6 (78) (72) Other one-time (income) costs - - (91) (91) Adjusted EBITDA $146 $(392) $(1,802) $(2,048) Adjusted EBITDA Margin 20% -37% N/A N/A Century Casinos 37

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CENTURY CASINO BATH For the three moths ended September 30, in GBP 2019 2018 Net Operating Revenue GBP 581 GBP 814 Net loss attributable to Century Casinos, Inc. shareholders (800) (610) Interest expense (income), net 10 2 Income taxes 16 79 Depreciation and amortization 90 157 Loss on foreign currency transactions and other 294 70 Adjusted EBIDTA GBP (390) GBP (302) Adjusted EBITDA Margin -67% -37% Century Casinos 38

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Net Debt (in thousands) Amounts in thousands September 30, 2019 September 30, 2018 Total long-term debt, including current portion $71,069 $53,285 Deferred financing costs 387 250 Total principal $71,456 $53,535 Less: Cash and cash equivalents $44,029 $46,818 Net Debt $27,427 $6,717 Century Casinos 39

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Net Debt (in thousands) December 31, Amounts in thousands 2011 2012 2013 2014 2015 2016 2017 2018 Total long-term debt, including current portion $8,999 $3,079 $33,738 $37,894 $36,520 $55,609 $56,713 $59,523 Deferred financing costs 101 485 321 355 261 412 258 496 Total principal $9,100 $3,564 $34,059 $38,249 $36,781 $56,021 $56,971 $60,019 Less: Cash and cash equivalents $25,192 $24,747 27,348 24,741 29,366 38,837 74,677 45,875 Net Debt $(16,092) $(21,183) $6,711 $13,508 $7,415 $17,184 $(17,706) $14,444 Century Casinos 40

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of LTM Results Amounts in millions Net Operating Revenue Century (1) Pro Forma Combined (2) For the three months ended: December 31, 2018 $45.1 March 31, 2019 45.6 June 30, 2019 52.4 September 30, 2019 52.9 LTM Results $196.1 $219.2 $415.3 1. Based on unaudited LTM results for the period ended June 30, 2019 as provided by Eldorado Resorts. 2 The unaudited pro forma financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the Acquisition occurred at the beginning of the period presented, nor the impact of possible business model changes. The unaudited pro forma financial information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the realization of potential cost savings, revenue synergies, changes in market conditions and asset dispositions, among other factors, and, accordingly, does not attempt to predict or suggest future results. The Company expects to incur costs associated with the Acquisition and the integration of the businesses and operations of the Company and those of Cape Girardeau, Caruthersville and Mountaineer. However, the unaudited pro forma financial information does not include these estimated merger and integration costs. Century Casinos 41

Appendix A – NON-GAAP FINANCIAL MEASURES

Reconciliation of LTM Results

Amounts in thousands	Adjusted EBITDA					
	Century	Acquired Properties (1)	Pro Forma Adjustments (2)	Pro Forma Combined EBITDAR (3)(4)	VICI Lease Payment	Pro Forma Combined EBITDA (3)
For the three months ended:						
December 31, 2018	$ 5.8					
March 31, 2019	6.7					
June 30, 2019	6.7					
September 30, 2019	7.1					
LTM Results	$ 26.3	$ 52.6	$ 2.1	$ 81.0	$ (25.0)	$ 58.1

(1) Based on unaudited LTM results for the period ended June 30, 2019 as provided by Eldorado Resorts.
(2) Eldorado corporate provides certain back office support functions to each of the properties relating primarily to payroll, information technology, and finance and accounting functions. Each property is charged a management fee and corporate overhead allocation to cover the cost of these services. Pro-forma adjustments are net of incremental overhead costs of the Company associated with the acquisitions.
(3) The unaudited pro forma financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the Acquisition occurred at the beginning of the period presented, nor the impact of possible business model changes. The unaudited pro forma financial information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the realization of potential cost savings, revenue synergies, changes in market conditions and asset dispositions, among other factors, and, accordingly, does not attempt to predict or suggest future results. The Company expects to incur costs associated with the Acquisition and the integration of the businesses and operations of the Company and those of Isle Casino Cape Girardeau, Lady Luck Caruthersville and Mountaineer Casino, Racetrack and Resort. However, the unaudited pro forma financial information does not include these estimated merger and integration costs.
(4) EBITDAR is a non-GAAP financial measure. EBITDAR excludes $25.0 million of rental expense associated with the real estate acquisition by VICI.

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